UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
May 10, 2005

(Date of Earliest Event Reported: May 6, 2005)

EL PASO CGP COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-7176	74-1734212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 6, 2005, our parent company, El Paso Corporation, announced that Jeffrey I. Beason, our Senior Vice President and Controller, will be leaving the company. Mr. Beason has agreed to remain with the company through the filing of our 2005 financial statements to assist with any transition issues. A copy of the press release is attached hereto as Exhibit 99.A.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description

99.A	Press Release dated May 6, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CGP COMPANY

By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

Dated:  May 10, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated May 6, 2005.